Langer, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

These unaudited pro forma condensed consolidated financial statements of Langer, Inc. (the “Company”) have been prepared to reflect the October 24, 2008 sale of certain assets of the Langer branded custom orthotics and related products business (the “Transferred Business”) to Langer Acquisition Corp. (the “Purchaser”) as described in Item 2.01 of this Current Report.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and the six months ended June 30, 2008 are based on the Company’s historical condensed consolidated statements of operations, and give effect to the disposition of the Transferred Business as well as the dispositions of Bi-Op Laboratories, Inc. and Regal Medical Supply, LLC as if they had occurred on January 1, 2007. The unaudited pro forma consolidated balance sheet as of June 30, 2008 is based on the Company’s historical balance sheet as of that date, and gives effect to the disposition of the Transferred Business as if it had occurred on June 30, 2008. The unaudited pro forma consolidated statements of operations are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition of the Transferred Business. These unaudited pro forma condensed consolidated financial statements include no assumptions regarding the use of proceeds from the sale of the Transferred Business, which are presented as additional cash on the unaudited pro forma consolidated balance sheet. Accordingly, the actual effect of the sale, due to this and other factors, could differ from the pro forma adjustments presented herein. However, management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale of the Transferred Business been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2007, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the period ended June 30, 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2008.

Langer Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2008

		Langer	(a)
	Historical	Orthotics	Pro Forma
	June 30,	Business	Adjustments		Pro Forma
	2008	6/30/08	6/30/08		6/30/08
Assets:
Current Assets:
Cash and cash equivalents	$650,366	$(3,528)	$3,712,743	(b)	$4,366,637
Restricted cash - escrow	1,000,000	-			1,000,000
Accounts receivable, net of allowance for doubtful accounts					-
and returns and allowances aggregating $831,506	7,172,046	1,424,487			5,747,559
Inventories, net	6,458,769	597,080			5,861,689
Assets held for sale	2,363,304		-	(f)	2,363,304
Prepaid expenses and other current assets	1,333,877	225,366	475,000	(c)	1,583,511
Total Current Assets	18,978,362	2,243,405	4,187,743		20,922,700

Property and equipment, net	11,712,262	1,581,421	-		10,130,841
Identifiable intangible assets, net	13,419,701	364,298			13,055,403
Goodwill	19,870,407	-	(1,672,344)		18,198,063
Other assets	1,137,039	650	-		1,136,389
Total Assets	$65,117,771	$4,189,774	$2,515,399		$63,443,396

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$2,701,304	$634,344	$75,000	(d)	$2,141,960
Liabilities related to assets held for sale	90,454	-			90,454
Other current liabilities, including current maturities of note payable	2,955,174	462,101	-		2,493,073
Unearned revenue	303,151	303,151			-
Total Current Liabilities	6,050,083	1,399,596	75,000		4,725,487

Long-term debt:
5% Covertible notes, net of discount of $346,082 at June 30, 2008	28,533,918	-			28,533,918
Obligation under capital lease	2,700,000	-			2,700,000
Unearned revenue	101,603	101,603			-
Deferred income taxes payable	1,716,001	-	(234,951)	(e)	1,481,050
Other Liabilities	44,488	44,488			-
Total Liabilities	39,146,093	1,545,687	(159,951)		37,440,455

Stockholders' Equity:
Preferred stock, $1.00 par value; authorized $250,000 shares; no shares issued	-
Common stock, $.02 par value; authorized 50,000,000 shares; issued 11,588,513 shares	231,771	-			231,771
Additional paid in capital	53,877,248	-			53,877,248
Accumulated Deficit	(27,361,849)	2,644,087	2,675,350		(27,330,586)
Accumulated Other Comprehensive Income	697,818				697,818
Total	27,444,988	2,644,087	2,675,350		27,476,251
Treasury stock at cost, 936,939 shares	(1,473,310)	-			(1,473,310)
Total	25,971,678	2,644,087	2,675,350		26,002,941

Total Liabilities and Stockholders' Equity	$65,117,771	$4,189,774	$2,515,399		$63,443,396

Langer Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2008

	Historical	Langer
	Consolidated	Orthotics	6/30/2008
	6/30/2008	Business	Pro Forma
Income From Continuing Operations:
Net Sales	$28,951,544	$5,527,752	$23,423,792
Cost of Sales	20,429,955	4,247,418	16,182,537
Gross Profit	8,521,589	1,280,334	7,241,255
General and administrative expenses	6,126,821	800,612	5,326,209
Selling expenses	3,154,344	379,342	2,775,002
Research and development expenses	516,955	-	516,955
Operating (Loss) Income	(1,276,531)	100,380	(1,376,911)
Other Income (Expense):
Interest income	35,033	19,272	15,761
Interest expense	(1,107,284)	-	(1,107,284)
Other Income (Expense)	11,500	239	11,261
Other (Expense) Income, net	(1,060,751)	19,511	(1,080,262)
Loss Before Income Taxes	(2,337,282)	119,891	(2,457,173)
Provision for Income Taxes	(29,067)	(23,000)	(6,067)
Net Loss from continuing operations	$(2,366,349)	$96,891	$(2,463,240)

Net Loss per common share:
Basic and diluted:
Loss from continuing operations	$(0.22)		$(0.23)

Weighted average number of common shares used
in the computation of net (loss) per share:
Basic and diluted	10,651,573		10,651,573

Langer Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2007

	Historical Consolidated 2007 As Previously Reported	(g) Regal	(h) Bi-Op	Historical Consolidated 2007 as Restated	Langer Orthotics Business	2007 Pro Forma
Income From Continuing Operations:
Net Sales	$62,912,298	$3,752,324	$2,882,165	$56,277,809	$14,125,524	$42,152,285
Cost of Sales	40,523,793	1,114,754	1,600,990	37,808,049	10,741,461	27,066,588
Gross Profit	22,388,505	2,637,570	1,281,175	18,469,760	3,384,063	15,085,697
General and administrative expenses	14,066,476	373,499	717,095	12,975,882	2,105,378	10,870,504
Selling expenses	9,418,661	2,672,939	172,452	6,573,270	1,026,017	5,547,253
Research and development expenses	837,934	-	-	837,934	-	837,934
Operating (Loss) Income	(1,934,566)	(408,868)	391,628	(1,917,326)	252,668	(2,169,994)
Other Income (Expense):
Interest income	257,964	-	15,626	242,338	55,235	187,103
Interest expense	(2,186,100)	-	-	(2,186,100)	(122)	(2,185,978)
Other income (expense)	22,329	-	(6,635)	28,964	32,559	(3,595)
Other (Expense) Income, net	(1,905,807)	-	8,991	(1,914,798)	87,672	(2,002,470)
Loss Before Income Taxes	(3,840,373)	(408,868)	400,619	(3,832,124)	340,340	(4,172,464)
Provision for Income Taxes	(234,771)	-	(119,537)	(115,234)	(46,000)	(69,234)
Net Loss from continuing operations	$(4,075,144)	$(408,868)	$281,082	$(3,947,358)	$294,340	$(4,241,698)

Net Loss per common share:
Basic and diluted:
Loss from continuing operations	$(0.35)					$(0.37)

Weighted average number of common shares used
in the computation of net (loss) per share:
Basic and diluted	11,484,486					11,484,486

Langer, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Adjustments represent the details of the sale of the Transferred Business as if it occurred on June 30, 2008 as follows:

Cash received	$4,707,743
Net assets sold	(2,644,087)
Goodwill written off	(1,672,344)
Liability for Severance contingency	(75,000)
Transaction costs related to sale	(520,000)
Deferred tax benefit	234,951
Pro forma gain on sale of Deer Park	$31,263

(b)	Represents cash received ($4,707) net of transaction costs ($520) and cash in escrow ($475).

(c)	Portion of the sales proceeds will be held in escrow for up to a 12 month period, to reimburse the Purchaser for potential indemnification obligations under the Purchase Agreement.

(d)	Represents a liability related to certain severance costs that the Company is responsible per the Purchase Agreement.

(e)	Represents the write off of the deferred tax liability related to the $1,692 of goodwill associated with the Transferred Business. Such goodwill was being amortized for tax purposes.

(f)	Assets held for sale on the historical balance sheet relate to Bi-Op Laboratories, Inc., which was presented as discontinued operations at June 30, 2008 and subsequently sold.

(g)	Reflects the elimination of the results of operations of the discontinued operations of Regal Medical Supply, LLC, which was sold on June 11, 2008.

(h)	Reflects the elimination of the results of operations of the discontinued operations of Bi-Op Laboratories, Inc., which was sold on July 31, 2008.